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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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/ /	Preliminary Proxy Statement
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/ /	Soliciting Material Under Rule 14a-12
SENTO CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 16, 2001

SENTO CORPORATION

    You are cordially invited to attend the Annual Meeting of Shareholders of Sento Corporation (the "Company"), which will be held on Tuesday, October 16, 2001 at 9:00 a.m., at the Company's corporate offices located at 808 East Utah Valley Drive, American Fork, Utah 84003 (the "Annual Meeting"), for the following purposes, which are more fully described in the Proxy Statement accompanying this Notice:

  (i)
  To elect six directors of the Company, each to serve until the 2002 Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified;

  (ii)
  To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending March 30, 2002; and

  (iii)
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    The Board of Directors has fixed the close of business on August 31, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

    All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage-prepaid envelope. Record shareholders attending the Annual Meeting may vote in person even if they have returned a Proxy.

                      By Order of the Board of Directors

                      Stanley J. Cutler
                      Secretary

September 14, 2001

IMPORTANT

    Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy card without delay in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will not be used if you are a shareholder of record, present at the Annual Meeting and desire to vote your shares personally.

Sento Corporation
808 East Utah Valley Drive
American Fork, Utah 84003

PROXY STATEMENT

Annual Meeting of Shareholders

October 16, 2001

SOLICITATION OF PROXIES

    This Proxy Statement is being furnished to the shareholders of Sento Corporation, a Utah corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies from holders of outstanding shares of the Company's common stock, par value $.25 per share (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held Tuesday, October 16, 2001 and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about September 14, 2001.

    The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone, facsimile transmission, e-mail or web posting. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Common Stock for the forwarding of solicitation materials to such beneficial owners and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

VOTING

Record Date

    The Board of Directors has fixed the close of business on August 31, 2001 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 8,350,876 shares of Common Stock. The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. Accordingly, 8,350,876 votes are entitled to be cast on each matter submitted to a vote at the Annual Meeting.

Proxies

    Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted (i) FOR the election of each of the six director nominees; (ii) FOR the ratification of the appointment by the Board of Directors of

Ernst & Young LLP to be the independent auditors of the Company for the fiscal year ending March 30, 2002; and (iii) in the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting.

    A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Annual Meeting.

Required Vote

    A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum. Under Utah corporate law and the Articles of Incorporation and Bylaws of the Company, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal. In the election of directors, the six nominees receiving the highest number of votes will be elected. Accordingly, abstentions and broker non-votes will not have the effect of being considered as votes cast against any matter considered at the Annual Meeting.

ELECTION OF DIRECTORS

Nominees for Election as Directors

    At the Annual Meeting, six directors of the Company, constituting the entire Board of Directors, are to be elected to serve until the next annual meeting of shareholders and until their successors shall be duly elected and qualified. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board of Directors. The six nominees receiving the highest number of votes at the Annual Meeting will be elected. Certain information with respect to each nominee for director is set forth below.

Name	Age	Position	Director Since
Gary B. Filler	60	Chairman of the Board	1998
Dennis L. Herrick	58	President, Chief Executive Officer and Director	2000
Kieth E. Sorenson	52	Director	1997
Kim A. Cooper	42	Director	1999
Lyndon L. Ricks	45	Director	1999
Eric Olafson	41	Nominee for Director	N/A

    Gary B. Filler has served as a director of the Company since August 1998 and as Chairman of the Board since September 26, 2000. Mr. Filler also served as Acting Chief Financial Officer and Executive Vice President of the Company until July 17, 2001. Prior to joining the Company, he was Senior Vice President and Chief Financial Officer of Diamond Multimedia Systems, Inc., a manufacturer of graphics boards and modems, from January 1995 to September 1996. From June 1994 to January 1995, Mr. Filler was a business consultant and private investor. From February 1994 until June 1994, he served as Executive Vice President and Chief Financial Officer of ASK Group, Inc., a computer systems company. Mr. Filler was Chairman of the Board of Seagate Technology, Inc., a manufacturer and distributor of data storage, retrieval and management products ("Seagate"), from September 1991 until October 1992, and was Vice Chairman of the Board of Seagate from October 1990 until September 1991. Mr. Filler served as Co-Chairman of the Board of Seagate and as a director of Seagate Software, Inc., a subsidiary of Seagate from June 1998 until December 2000.

    Dennis L. Herrick joined the Company as President and Chief Executive Officer, and as a member of the Board of Directors in March 2000. Prior to joining Sento he was President and Chief Executive Officer of I-Lease Inc., a provider of Internet based marketing tools for equipment leasing companies, from June 1999 to March 2000 and worked as a consultant from March 1998 to June 1999. From November 1995 to March 1998, Mr. Herrick was Vice President of US Operations for Americ Disc, a manufacturer and distributor of compact disks. From September 1993 until November 1995, he was a founder and Chief Operating Officer of Triptych CD, a CD-ROM start-up, which was subsequently sold to Americ Disc. Concurrently, from January 1991 until April 1994, Mr. Herrick served as President of SJ Packaging Corporation, an offset printing company. Prior to 1991, Mr. Herrick was Vice President and General Manager of Data Products Europe for Xidex Corporation, a manufacturer and distributor of storage media products.

    Kieth E. Sorenson has served as director of the Company since June 1, 1997. Mr. Sorenson served as President and Chief Executive Officer of the Company from December 1, 1997 to April 22, 1999. Prior to joining the Company, Mr. Sorenson was the founder of Truevision, Inc. (formerly RasterOps), a publicly traded multi-media, graphics and video company. From 1994 to 1997, he was a managing partner of Sorenson, Thomas & Co. From 1986 to 1993 President, CEO and Chairman of Truevision, Inc., of which he continued to serve as a director until January 1999. From 1979 to 1986, he was employed by Ramtek, Inc., a Silicon Valley pioneer in computer graphics as Vice President of Engineering and Product Marketing. He is also currently the owner of Approach Systems, Inc., a private aviation electronics manufacturing company, and a director of Sumeria, a developer of CD-ROM titles.

    Kim A. Cooper was appointed to serve as a director of the Company in August 1999. Mr. Cooper is currently the Chief Operating Officer of Sorenson Media, Inc., an Internet streaming media company ("Sorenson"), a position he has held since April 2000. Prior to Sorenson, Mr. Cooper was the founder, Chairman of the Board and Chief Executive Officer of Digital Harbor International, Inc., a software developer of server-side JAVA applications from 1996 until it was sold in 1999. Prior to Digital Harbor, Mr. Cooper served for two years as Vice President of Worldwide Marketing and Business Development for Novell, Inc., a provider of director-enabled networking software, and for ten years as Vice President of Worldwide Customer Services for WordPerfect Corporation. Mr. Cooper also serves as a director for three other companies, including: National Tech Team Inc., a multi-national provider of desktop management services to national and multi-national governmental entities and service organizations and a number of Fortune 500 companies; EchoPass, Inc., a private company providing innovative call center automation tools and assisted call center communication services; and ComDais, Inc., a private company providing leading Ariba-based B2B digital marketplaces to companies such as the number one rated business portal, Office.com. Mr. Cooper is a licensed attorney in Utah.

    Lyndon L. Ricks was appointed to serve as a director of the Company in October 1999. Since 1992, Mr. Ricks has been an attorney in private practice with the law firm of Kruse, Landa & Maycock, L.L.C., located in Salt Lake City, Utah. Prior to joining his current firm in 1992, Mr. Ricks was engaged in the private practice of law with two firms located in Salt Lake City, Utah from 1982 until 1992. Mr. Ricks' legal practice is focused on securities compliance, mergers and acquisitions, corporate matters and general business transactions. Mr. Ricks served as a chairman of the Securities Section of the Utah State Bar from 1996 to 1997.

    Eric Olafson has been nominated to serve as a director of the Company. Since 2000, Mr. Olafson has been the Chairman of the Board of Tomax Corporation, a developer and marketer of web-based software for retailers ("Tomax"). Prior to that, from 1990 to 2000, Mr. Olafson served as President and Chief Executive Officer of Tomax. From 1987 to 1990, Mr. Olafson served as Vice President of Marketing at Tomax. From 1986 to 1987, Mr. Olafson served as a consultant to Tomax. Prior to 1986, Mr. Olafson was a co-founder of Dyonix Greentree Technologies, a Canadian software development company.

Committees and Meetings

    The Board of Directors has formed a standing Audit Committee, the members of which are Kim A. Cooper, Kieth E. Sorenson, and Lyndon L. Ricks. The Audit Committee held four meetings during the fiscal year ended March 31, 2001. The Audit Committee's functions include the review of the Company's internal accounting and financial practices and controls, as well as all services performed by the Company's independent auditors, and recommendation of the selection of the Company's independent auditors.

    The Board of Directors has also formed a standing Compensation Committee, the members of which are Kieth E. Sorenson, Kim A. Cooper, and Gary B. Filler. The Compensation Committee held four meetings during the fiscal year ended March 31, 2001.

    During the fiscal year ended March 31, 2001, the Board of Directors held seven meetings. No director attended fewer than 75% of the total number of meetings of the Board and of the committees on which he served. The Company does not maintain a standing nominating committee of the Board of Directors.

Director Compensation

    Non-employee directors of the Company receive compensation of $1,500 for attendance at each Board meeting, $750 for each telephonic Board meeting, and $1,000 for each committee meeting not held in conjunction with a regular Board meeting ($500 if the committee meeting is held in conjunction with a Board meeting). As additional incentive to serve, non-employee board members from time to time receive options to purchase shares of the Company's Common Stock. Messrs. Cooper and Sorenson each received options to purchase 15,000 shares of the Company's Common Stock and Mr. Ricks received options to purchase 10,000 shares of the Company's Common Stock during the last fiscal year.

    On March 30, 1999, the Company contracted with Gary B. Filler to act as Executive Vice President and Chief Financial Officer of the Company. Mr. Filler served in these positions until July 17, 2001. Pursuant to such agreement, Mr. Filler was paid $8,500 per month for his services as CFO. In addition, during the fiscal year ended March 31, 2001, the Company granted to Mr. Filler options to purchase an aggregate of 5,000 shares and 10,000 shares of Common Stock at exercise prices of $3.31 and $2.75 per share, respectively.

EXECUTIVE OFFICERS

    In addition to Messrs. Herrick and Filler, whose biographies are set forth above, certain biographical information is furnished below with respect to the following executive officers of the Company and its subsidiaries:

    Stanley J. Cutler, 59, has served as Vice President of Finance of the Company since July 2001 and as Corporate Secretary since July 1999. Mr. Cutler served as the Corporate Controller from November 1998 until July 2001. Previously he was interim Vice President of Finance for Portola Packaging, a manufacturer of closures for plastic containers with annual revenues of $200 million, from

December 1997 to November 1998. Mr. Cutler served as Controller for Diamond Multimedia Systems, Inc., a multimedia and computer graphics and modem company with annual revenues of $600 million, from January 1995 to November 1997. Mr. Cutler has many years of experience as controller and vice president of finance for high-tech companies in Silicon Valley. Mr. Cutler is a certified public accountant and began his career in accounting at Peat Marwick Mitchell & Co. in San Francisco, California.

    Ronnie Johansen, 40, has served as the Vice President of Operations of the Company since September 1999. Prior to his appointment as Vice President of Operations, Mr. Johansen served as the Vice President of Sento Technical Services from July 1998 until September 1999. Prior to joining the Company, Mr. Johansen served as Director of Customer Service for Novonyx, Inc., a joint venture formed by Novell, Inc. and Netscape Inc., from July 1997 until May 1998 and as a Director of EMEA Technical Services for Novell, Inc. in the Netherlands from November 1994 until July 1996. From August 1996 to July 1998, Mr. Johansen worked as an independent consultant for several international business ventures. He was also employed as Director of International Development for WordPerfect Corporation from 1987 until 1994. Mr. Johansen received a B.A. degree in Russian Studies from Brigham Young University.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table provides certain summary information concerning the compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer, as well as all other executive officers of the Company whose aggregate compensation for the fiscal year ended March 31, 2001 exceeded $100,000 (collectively, the "Named Executive Officers").

Long-Term Compensation
	Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compensation ($)
Dennis L. Herrick Chief Executive Officer	2001 2000 1999	120,000 6,462 —	— 30,000 —	— — —	— — —	— — —	— — —	— — —
Stanley J. Cutler Secretary and Corporate Controller	2001 2000 1999	100,000 92,308 27,104	— 15,000 —	— — —	— — —	— — —	— — —	— — —
Gary B. Filler(1) Chairman of the Board	2001 2000 1999	— — —	— — —	102,000 102,000 8,500	— — —	— — —	— — —	— — —
Ronnie Johansen Vice President of Operations	2001 2000 1999	98,804 78,692 38,173	21,592 5,910 —	— — —	— — —	— — —	— — —	— — —

(1)
Compensation paid to Mr. Filler represents payments made by the Company pursuant to a consulting agreement with G.T. Investments, a private corporation owned by Mr. Filler, with respect to Mr. Filler's services as Executive Vice President and Acting Chief Financial Officer. (See "Certain Relationships and Related Transactions.")

Option Grants in Last Fiscal Year

    The following table sets forth individual grants of options to acquire shares of Common Stock made to the Named Executive Officers during the fiscal year ended March 31, 2001.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percent of Total Options Granted to Employees in Fiscal Year
Name	Options Granted		Exercise Price	Expiration Date
					5%	10%
Stanley Cutler	30,000	6%	$4.81	Apr. 2001	$90,749	$229,977
Gary B. Filler	5,000	1%	$3.31	Aug. 2005	$4,572	$10,104
Gary B. Filler	10,000	2%	$2.75	Jan. 2006	$7,598	$16,789

Aggregated Option Exercises in Last Fiscal Year and Year End Option Values

    The following table sets forth the aggregate value of unexercised options to acquire shares of Common Stock held by the Named Executive Officers on March 31, 2001 and the value realized upon the exercise of options during the fiscal year ended March 31, 2001.

			Number of Unexercised Options at FY End 2001(2)		Value of Unexercised In-the-Money Options at FY End 2001($)(3)
Name	Shares Acquired on Exercise	Value Realized($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Dennis Herrick	—	—	115,105	209,896	—	—
Stanley J. Cutler	—	—	118,541	161,459	$13,021	$11,979
Gary B. Filler	—	—	116,250	113,750	$50,000	—
Ronnie Johansen	—	—	63,123	136,877	$5,859	$5,391

(1)
Calculated based on the difference between the exercise price and the value of the shares as of the date acquired.

(2)
Includes shares of Common Stock subject to options exercisable within 60 days of March 31, 2001.

(3)
Calculated based on the difference between the exercise price and the price of a share of Common Stock on March 31, 2001. The price of the Common Stock on March 31, 2001 was $2.00 per share (as reported on the Nasdaq (SmallCap) Stock Market).

Employment Agreements and Change of Control Arrangements

    The Incentive Plan provides that upon a change in control of the Company and a subsequent relocation, termination or reassignment of a participant in the Incentive Plan within one year, the options granted to such participant immediately vest and become exercisable. The Named Executive Officers are among the participants in the Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On March 30, 1999, the Company entered into a consulting agreement with G.T. Investments,, a private corporation owned by Gary B. Filler, the Chairman of the Board, to secure the services of Mr. Filler to act as Executive Vice President and Acting Chief Financial Officer of the Company. Mr. Filler served in these positions until July 17, 2001. Pursuant to such agreement, Mr. Filler was paid $8,500 per month for his services as Executive Vice President and Acting Chief Financial Officer. In addition, during the fiscal year ended March 31, 2001, the Company granted to Mr. Filler options to purchase an aggregate of 5,000 shares and 10,000 shares of Common Stock at exercise prices of $3.31 and $2.75 per share, respectively.

    On March 2, 2000, the Company and EchoPass Corporation, a Delaware corporation ("EchoPass"), closed the transactions contemplated by an Amended and Restated Contribution Agreement dated as of March 1, 2000, between the Company and EchoPass (the "Contribution Agreement"). The transactions consummated pursuant to the Contribution Agreement as well as transactions involving EchoPass that closed on or about March 2, 2000 (collectively, the "EchoPass Transactions") included: (i) the transfer by the Company of certain technology developed or acquired by or licensed to the Company (the "Technology") to EchoPass in exchange for 4,000,000 shares of the Series A Convertible Preferred Stock, $.0001 par value per share, of EchoPass (the "EchoPass Series A Preferred"), representing approximately 26% of the issued and outstanding shares of the common stock of EchoPass (the "EchoPass Common Stock") on a fully-diluted basis, (ii) the execution by the Company and EchoPass of a Services Agreement, dated as of March 1, 2000, enabling the Company to utilize the Technology (at most favored customer pricing) in developing its existing and future Customer Contact Solutions Centers; (iii) the transfer by the Company of certain tangible assets, consisting primarily of computer equipment, to EchoPass in exchange for EchoPass' payment of $1,303,000 in cash to the Company; and (iv) the resignation of certain former employees of the Company, including Arthur F. Coombs, III, formerly the Company's Chief Executive Officer, who became employees of EchoPass.

    Certain directors and officers of the Company had material relationships with EchoPass on the closing date of the EchoPass Transactions. In particular, EchoPass was formed by certain directors, officers and employees of the Company. Furthermore, certain existing and former directors and executive officers and other employees of the Company owned an aggregate of 915,000 shares of EchoPass Common Stock, representing an aggregate of approximately 6% of the issued and outstanding shares of EchoPass Common Stock as of such date on a fully-diluted basis.

PRINCIPAL HOLDERS OF VOTING SECURITIES

Principal Holders

    The following table sets forth information as of August 31, 2001 with respect to the beneficial ownership of shares of the Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, by each director or nominee, by each of the Named Executive Officers and by all directors and officers as a group. Unless otherwise noted, each person named has sole voting and investment power with respect to the shares indicated. The percentages set forth below have been computed based on the number of outstanding securities, excluding treasury shares held by the Company, which was 8,350,876 shares of Common Stock as of August 31, 2001.

	Beneficial Ownership As of August 31, 2001
Name and Address of Beneficial Owner	Number of Shares		Percentage of Class*
Clemons F. Walker 748 Rising Star Henderson, NV 89104	450,300	(1)	5%
Stanley J. Cutler Vice President of Finance and Corporate Secretary 808 East Utah Valley Drive, American Fork, UT 84003	179,010	(3)	2%
Gary B. Filler Chairman of the Board 808 East Utah Valley Drive, American Fork, UT 84003	173,250	(2)	2%
Dennis L. Herrick President, CEO and Director 808 East Utah Valley Drive, American Fork, UT 84003	156,899	(4)	2%
Kieth E. Sorenson Director 808 East Utah Valley Drive, American Fork, UT 84003	116,250	(5)	1%
Ronnie Johansen Vice President of Operations 808 East Utah Valley Drive, American Fork, UT 84003	85,885	(6)	1%
Kim A. Cooper Director 808 East Utah Valley Drive, American Fork, UT 84003	16,250	(7)	**
Lyndon L. Ricks Director 808 East Utah Valley Drive, American Fork, UT 84003	21,000	(8)	**
All officers and directors as a group (7 persons)	748,544	(9)	9%

*
Beneficial ownership as a percentage of the class for each person holding options, warrants or other rights exercisable within 60 days of August 31, 2001 has been calculated as though shares of

  Common Stock subject to such options were outstanding, but such shares have not been deemed outstanding for the purpose of calculating the percentage of the class owned by any other person.

**
Represents less than 1% of the outstanding shares of Common Stock.

(1)
Includes presently exercisable warrants to purchase 50,000 shares of Common Stock, 242,3000 shares of Common Stock held in the name of the Walker Family Trust, and presently exercisable warrants to purchase 50,000 shares of Common Stock held in the name of the Walker Family trust.

(2)
Includes 32,000 shares of Common Stock and 10,000 shares of Common Stock subject to presently exercisable warrants held by G.T. Investments, of which Mr. Filler is the sole shareholder, and presently exercisable options to purchase 126,250 shares of Common Stock.

(3)
Includes presently exercisable options to purchase 142,500 shares of Common Stock and presently exercisable warrants to purchase 10,000 Shares of Common Stock.

(4)
Includes presently exercisable options to purchase 148,958 shares of Common Stock.

(5)
Includes presently exercisable options to purchase 116,250 shares of Common Stock.

(6)
Includes presently exercisable options to purchase 78,750 shares of Common Stock.

(7)
Includes presently exercisable options to purchase 16,250 shares of Common Stock.

(8)
Includes presently exercisable options to purchase 15,000 shares of Common Stock.

(9)
Includes presently exercisable options to purchase 643,958 shares of Common Stock and presently exercisable warrants to purchase 20,000 shares of Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, as well as persons who beneficially own more than ten percent of the Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that no forms were delinquent or were not filed during the most recent fiscal year or prior years (to the extent not previously disclosed):

AUDIT COMMITTEE REPORT

    The following paragraphs comprise the report of the Audit Committee of the Board of Directors with respect to the Company's audited financial statements for the fiscal year ended March 31, 2001.

    The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's internal accounting and financial practices and controls, as well as all services performed by the Company's independent auditors, and recommending the selection of the Company's independent auditors. The Committee is composed of three outside directors. All members of the Committee are financially literate and the chairman has accounting or related financial management expertise. The Board of Directors has adopted a written charter for the Committee, a copy of which is attached to this proxy statement as Appendix A.

    Following the end of the Company's 2001 fiscal year, the Committee reviewed and discussed the Company's audited financial statements with the Company's management. The Committee also discussed with Ernst & Young LLP ("E&Y"), the independent auditors of the Company, the matters required to be discussed by the American Institute of Certified Public Accountants Statement on Auditing Standards ("SAS") 61, "Communication with Audit Committee." The Committee also received the written disclosures and a letter from E&Y as required by the Independence Standards Board's Standard No. 1, and has discussed with E&Y the independence of E&Y. In determining the independence of E&Y, the Committee considered, among other factors, whether the non-audit services provided by E&Y could impair the independence of E&Y and concluded that such services were compatible with their independence.

    Based upon the review and discussions referenced in the preceding paragraphs, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2001.

AUDIT COMMITTEE
Kim A. Cooper, Chairman
Kieth E. Sorenson
Lyndon L. Ricks

RATIFICATION OF SELECTION OF AUDITOR

    The Audit Committee has recommended, and the Board of Directors has selected, the firm of Ernst & Young LLP ("E&Y"), independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending March 30, 2002, subject to ratification by the shareholders. The Board of Directors anticipates that one or more representatives of E&Y will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

    Audit fees billed to the Company by Ernst & Young LLP during the 2001 fiscal year totaled $45,000 for the independent audit of the Company's annual financial statements and $30,569 for audit Related Fees. Audit related fees include $14,494 billed related to the review of the financial statements contained in the Company's quarterly 10-QSB filings and $16,075 related to audit advisory services.

Financial Information Systems Design and Implementation Fees

    The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the 2001 fiscal year.

Other Fees

    Fees billed to the Company by Ernst & Young LLP during the 2001 fiscal year for all other non-audit services rendered to the Company, including tax-related services, totaled $23,045, including $18,000 for the preparation of the Company's corporate income tax returns for the year ended March 31, 2000.

    The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of the appointment of E&Y.

    The Board of Directors recommends that shareholders vote FOR ratification of the appointment of E&Y as the Company's independent auditor.

OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

PROPOSALS OF SHAREHOLDERS

    In order to be included in the proxy statement and form of proxy relating to the Company's annual meeting of shareholders to be held in 2002, proposals which shareholders intend to present at such annual meeting must be received by the corporate secretary of the Company, at the Company's executive offices, 808 East Utah Valley Drive, American Fork, Utah 84003, no later than May 26, 2002.

ADDITIONAL INFORMATION

    The Company will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to Stanley J. Cutler, Vice President of Finance and Corporate Secretary of the Company, at 808 East Utah Valley Drive, American Fork, Utah 84003.

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
SENTO CORPORATION

PURPOSE:

    The purpose of the Audit Committee of the Board of Directors of Sento Corporation (the "Company") shall be:

  •
  to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

  •
  to provide the Company's Board of Directors with the results of its monitoring and recommendations derived therefrom;

  •
  to nominate to the Board of Directors independent auditors to audit the Company's financial statements and oversee the activities and independence of the auditors; and

  •
  to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

    The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

    The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. On or before June 14, 2001, the members will meet the following criteria:

  1.
  Each member will be an independent director, in accordance with the Nasdaq National Market Audit Committee requirements;

  2.
  Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

  3.
  At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

    The responsibilities of the Audit Committee shall include:

  •
  Providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

  •
  Recommending the selection and, where appropriate, replacement of the independent auditors to the Board of Directors;

  •
  Reviewing fee arrangements with the independent auditors;

  •
  Reviewing the independent auditors' proposed audit scope, approach and independence;

  •
  Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

  •
  Requesting from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

  •
  Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

  •
  Discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

  •
  Reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

  •
  Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A;

  •
  Reviewing the Audit Committee's own structure, processes and membership requirements; and

  •
  Performing such other duties as may be requested by the Board of Directors.

MEETINGS:

    The Audit Committee will meet at least two times annually or more frequently, as circumstances dictate. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

    The Audit Committee will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

MINUTES:

    The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

    Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter.

PROXY
SENTO CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Gary B. Filler and Stanley J. Cutler, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of Sento Corporation, a Utah corporation (the "Company"), held of record by the undersigned on August 31, 2001 at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 808 East Utah Valley Drive, American Fork, Utah 84003, on October 16, 2001, at 9:00 a.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1.	ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Company and until their respective successors shall have been duly elected and shall qualify.
	/ /	FOR all nominees listed below (except as marked to the contrary).		/ /	WITHOUT AUTHORITY to vote for all nominees listed below.
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
		GARY B. FILLER	DENNIS L. HERRICK		KIETH E. SORENSON
		KIM A. COOPER	LYNDON L. RICKS		ERIC OLAFSON
2.	PROPOSAL TO RATIFY the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending March 30, 2002.
		/ / FOR	/ / AGAINST		/ / ABSTAIN

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE AND FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 30, 2002.

    Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.

DATED:	, 2001	Signature
Signature if held jointly

    (Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

QuickLinks

SOLICITATION OF PROXIES
VOTING
ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PRINCIPAL HOLDERS OF VOTING SECURITIES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
RATIFICATION OF SELECTION OF AUDITOR
OTHER MATTERS
PROPOSALS OF SHAREHOLDERS
ADDITIONAL INFORMATION
APPENDIX A
CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SENTO CORPORATION